EP Asia Small Companies Fund Class A: EPASX Class I: EPEIX

Summary Prospectus	March 5, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.europacificfunds.com/invest.html. You may also obtain this information at no cost by calling 1-888-558-5851 or by sending an e-mail request to info@europacificfunds.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum sales charge (load) imposed on purchases(as a percentage of price)	4.50%	None
Maximum deferred sales charge (load) imposed on purchases	None	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.08%	1.08%
Distribution (Rule 12b-1) fees	0.25%	None
Other expenses	0.91%	1.04%
Total annual fund operating expenses	2.24%	2.12%
Fee waiver and/or expense reimbursements1	(0.49)%	(0.62)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.75%	1.50%

1
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses (as determined in accordance with Form N-1A), interest, taxes, dividend and interest expense on short sales, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.75% and 1.50% of the average daily net assets of the Fund’s Class A and Class I shares, respectively.  This agreement is in effect until March 1, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived and Fund expenses it reimbursed for a period of three years from the date of any such waiver or reimbursement.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$620	$1,074	$1,553	$2,873
Class I	$153	$604	$1,082	$2,403

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of small capitalization companies located in the Asian countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.  The Fund’s sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion.  The sub-advisor considers a company to be located in a country if at least 50% of the company’s assets are located in that country.  The Fund’s sub-advisor will focus the Fund’s investments on what the sub-advisor believes are financially sound, stable but growing, and dividend paying small cap companies.  The Fund’s investments in equity securities may include common stock, preferred stocks, convertible stock and warrants.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Currency Risk.  The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Geographic Concentration Risk.  A fund that is less diversified across countries or geographic regions is generally riskier than a more geographically diversified fund.  Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors.  This vulnerability to factors affecting the value of investments is significantly greater for a fund that concentrates its investment in a particular region or regions than a more geographically diversified fund, and may result in greater losses and volatility.  The economies and financial markets of certain regions, such as Latin America, Asia or Eastern Europe, can be interdependent and may decline all at the same time.

Asia Region Risk. There are specific risks associated with investing in the Asia region, including the risk of political, economic, social and religious instability.  The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region.  The economies of many Asian countries differ from the economies of more developed countries in many respects.

Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries may tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Small Company Risk. Investments in securities of small capitalization companies may involve greater risks than investing in large capitalization companies because small sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes.  Additionally, investment in common stocks, particularly small sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.

Preferred Stock Risk.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Convertible Securities Risk.  Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Warrants Risk.  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Management Risk. The Fund is an actively managed portfolio, and the value of the Fund’s investments may be reduced if the Fund’s sub-advisor pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or specific companies in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class A shares and by showing how the average annual total returns of each class of shares of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Class A shares and Class I shares are invested in the same portfolio of securities.  Sales loads are not reflected in the bar chart.  If these amounts were reflected, returns would be less than those shown.  Updated performance information is available on the Fund’s website at www.europacificfunds.com.

Calendar Year Total Return (before taxes) for Class A Shares
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	19.92%	Quarter Ended 3/31/2012
Lowest Calendar Quarter Return at NAV	-22.86%	Quarter Ended 9/30/2011

Average Annual Total Returns for periods ended December 31, 2013	One Year	Three Year	Since Inception (Annualized)	Inception Date
Class A Shares - Return Before Taxes	2.38%	5.59%	5.34%	December 1, 2010
Class A Shares - Return After Taxes on Distributions*	2.38%	5.55%	5.30%	December 1, 2010
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares*	1.35%	4.41%	4.21%	December 1, 2010
Class I Shares - Return Before Taxes	7.52%	7.51%	7.20%	July 16, 2013
MSCI All Country Asia Ex-Japan Small Cap Index (does not reflect deduction for fees, expenses or taxes)	6.89%	(1.47)%	0.16%	December 1, 2010

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.

Class A started on December 1, 2010. Class I started on July 16, 2013. The performance figures for Class I include the performance for the Class A for the periods prior to the start date of Class I.  Class A imposes higher expenses than Class I.

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for classes other than Class A will vary from returns shown for Class A.

Investment Advisor and Sub-Advisor
Euro Pacific Asset Management, LLC (the “Advisor”) is the Fund’s investment advisor.  New Sheridan Advisors, Inc. (the “Sub-advisor”) is the Fund’s sub-advisor.

Portfolio Manager
Russell Hoss, CFA, President and Portfolio Manager of the Sub-advisor, has been the portfolio manager of the Fund since its inception on December 1, 2010.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250
Class I
Direct Regular Accounts	$15,000	$2,500
Direct Retirement Accounts	$15,000	$2,500
Automatic Investment Plan	$15,000	$2,500
Gift Account For Minors	$15,000	$2,500

Fund shares are redeemable on any business day the NYSE is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.